TONIX PHARMACEUTICALS HOLDING CORP. 8-K

Exhibit 99.04

Novel Targetable Pathways in Costimulation Pathway Blockade Richard N. Pierson III, MD Professor of Surgery, Harvard Medical School Cardiac Surgeon, Massachusetts General Hospital, Boston, Massachusetts, USA rpierson@mgh.harvard.edu No significant financial conflicts to declare Consultant, Moderna (not relevant to this presentation) Industry support (eGenesis, Revivicor, Tonix) for research in Allo, Xeno Chair, IXA Ethics Committee; NIH grants (heart, liver Xeno; allo tolerance)

Costimulation Pathways: Novel Regents Approaching the Clinic Richard N. Pierson III, MD Professor of Surgery, Harvard Medical School Cardiac Surgeon, Massachusetts General Hospital, Boston, Massachusetts, USA rpierson@mgh.harvard.edu None of the reagents discussed are approved for any clinical indication No (off - label) clinical use will be described

Emerging Costimulation Blockade Approaches

CD154

TNX-1500 (Tonix)

BMS-986004 (BMS), AT-1501 (Eledon); HZN 4920 (dazodalibep, Horizon)

CD28

FR104 (OSE, Veloxis)

lulizumab (NCT04066114, BMS); Acazicolcept (Alpine, ICOSL vIgD-Fc)

CD2

Primatized Rh-loCD2bR1 (NHP Reagent Resource Center)

Siplizumab (ITBMed)

MASSACHUSETTS GENERAL HOSPITAL
TRANSPLANT CENTER

Emerging Costimulation Blockade:  CD154 γ IgG1 antibodies against CD154 form immune complexes with soluble CD154, activate platelets via Fc  RIIa hu5c8: Ruplizumab (Biogen) IDEC - 131: (Biogen/IDEC) Clinical trials halted due to prothrombotic safety signal

Emerging Costimulation Blockade: αCD154

TNX-1500: αCD154 IgG4 with retained hu5c8 Fab


Selectively Modified Anti-CD40L Ab
Ruplizumab
full Fab
FcγR-
modulated
Fc region
Mutated FcγR-γ
binding region
FcRn-binding
region

- Aglycosyl IgG1 αCD154 Ab exhibits reduced efficacy in allo islet model (Ferrant et al 2004)
- FcψR silenced αCD154 domain Ab exhibits reduced efficacy in allo kidney model (Kim et al 2016)
- **TNX-1500 is an Fc-modified IgG4 αCD154 with reduced binding to FcγRIIa**

TRANSPLANT CENTER

Emerging Costimulation Blockade: αCD154

Heterotopic abdominal heart allotransplant model



Protocol biopsies : POD ~45 and 90

EOS : POD 180



d0 3 7 14 21 28 35 42 56 63 70 77 84 91 98 105 112 119 126 133 140 147 154 161 168 175 180
30mg/kg Twice weekly
10mg/kg weekly
20mg/kg monthly
30mg/kg Twice weekly
10mg/kg weekly
20mg/kg monthly
MMF 200mg/day PO daily
30mg/kg Twice weekly
20mg/kg weekly
30mg/kg Twice weekly
10mg/kg weekly
20mg/kg monthly

Group-1 : n=4 — Low-dose TNX-1500 monoRx **(loTNX-1500)**

Group-2 : n=4 — Low-dose TNX-1500 + MMF **(loTNX-1500 + MMF)**

Group-3 : n=5 — Standard-dose TNX-1500 monoRx **(stTNX-1500)**

Historical: n=5 — Primatized hu5c8 monotherapy **(Reference)**

MASSACHUSETTS GENERAL HOSPITAL
TRANSPLANT CENTER

Emerging Costimulation Blockade:  CD154 Treatment Group MST (range) hu5c8 (Rx off d90) 133 days (90 - 173) loTNX 99 days (35 - 183) loTNX + MMF 88 days (58 - 146) stTNX >265 days (116 - 305) Results - Heart Allograft Survival in NHPs is significantly prolonged with standard dose TNX - 1500 (stTNX) Explant of beating graft Rejection after cessation of stTNX treatment P<0.05 for all comparisons against stTNX

Emerging Costimulation Blockade: αCD154

Results-TNX-1500 suppresses anti-donor-alloantibody elaboration



CD3⁺CD20⁻ T cells (MHC Class1)
CD3⁻CD20⁺ B cells (MHC Class1 and Class2)
IgM
IgG
IgM
IgG
loTNX-1500 (n=4)
Positive 1/4 animals
Positive 2/4 animals
Positive 1/4 animals
Positive 2/4 animals
M7419
M5420
M4520
M5220
loTNX-1500 +MMF (n=4)
Positive 2/4 animals
Positive 0/4 animals
Positive 0/4 animals
Positive 0/4 animals
stTNX-1500 (n=5)
Positive 0/5 animals
Positive 0/5 animals
Positive 0/5 animals
Positive 0/5 animals
M921
M1321
M821
M1721
M421
Relative to Baseline (OD)
Post-Transplant (Day)

Emerging Costimulation Blockade:  CD154 Results - Immune Injury CAV significantly more severe with loTNX - 1500+MMF ISHLT scores * P<0.05 ** P<0.01 *** P<0.005 **** p<0.001 CAV severity scores

Emerging Costimulation Blockade:  CD154 Results - Platelet counts stable No thromboembolic complications were observed Miura S et al ATC 2022, #582

Emerging Costimulation Blockade: αCD154

Lassiter G, Kawai T et al
ATC 2022, Abstract #172
Cyno Kidney AlloTxp

6 Standard Dose TNX-1500 (Group A)
6 Reduced-Dose TNX-1500+MMF (Group B)
Compared with Historical Results


0
6w
12w
18w
24w
30w
Group A (n=6)
20mg/kg q wk
Group B (n=6)
20mg/kg q wk
20mg/kg q 2 wk
MMF
Conventional IS (n=20)
Steroids
Tacrolimus
MMF
No IS (n=4)

MASSACHUSETTS GENERAL HOSPITAL
TRANSPLANT CENTER

Emerging Costimulation Blockade: αCD154



Renal Allograft Survival
Probability of Survival
100
50
0
0
50
100
150
200
Days Post-TX

TNX-1500 > loTNX-1500 + MMF

No thromboembolic complications were observed

- Group A (n=6) ***~stTNX***
- Group B (n=6) ***~loTNX+MMF***
- Conventional I.S. (n=20)
- No I.S. (n=4)

Lassiter G, Kawai T et al
ATC 2022, Abstract #172

MASSACHUSETTS GENERAL HOSPITAL
TRANSPLANT CENTER

Emerging Costimulation Blockade: αCD154

Conclusions

- **Standard-dose TNX-1500 inhibits pathologic alloimmunity in NHPs**
  - **Consistently prolonged NHP cardiac and renal allograft survival**
    - *Relative expansion of Tregs in peripheral blood*
    - *No CMV activation (no prophylaxis)*
    - *No clinical thrombotic events.*
- **MMF does not improve heart results with low-dose TNX-1500**
  - **Similar findings for kidney**
    - *Does MMF interfere with Treg expansion, function under αCD154 Rx? (Kirk AD et al)*
- **TNX-1500 inhibits alloantibody elaboration, class switching**
  - **Dose-dependent effect**

MASSACHUSETTS GENERAL HOSPITAL
TRANSPLANT CENTER

 CD28 Emerging Costimulation Blockade :  CD28 References: Poirier et al. Immunotherapy 2010; Transpl Int 2011; Am J Transplant 2012 T cell APC Selective CD28 blockade APC CD80/CD86 blockade FR104: domain - associated antibody, PEGylated LEA29Y: CTLA4 - Ig

 CD28 Emerging Costimulation Blockade :  CD28 References: Poirier et al. Immunotherapy 2010; Transpl Int 2011; Am J Transplant 2012 T cell APC Selective CD28 blockade APC CD80/CD86 blockade FR104: domain - associated antibody, PEGylated LEA29Y: CTLA4 - Ig

Emerging Costimulation Blockade:  CD28

17

Emerging Costimulation Blockade: αCD28

FR104 monoRx promotes baboon kidney allo-Tx survival

Superior control of graft rejection vs Belatacept (steroid-resistant)



100
80
60
40
20
0
Overall survival graft (%)
FR104
Belatacept
N=5 per group
Tac for only 1 month
Steroids if BPAR
0
100
200
300
Tacrolimus
30 day Rx
Days post-transplantation

Expanded intragraft Tregs



demethylated TSDR (A.U.)
25
20
15
10
5
0
*
p =0,015
FR104
CTLA4-Ig

Better control of intragraft Tfh

(decrease in IL-21 secreting cells)



IL21
*
p = 0,016
FR104
CTLA4-Ig
DAPI CD4
PD1
CD4
IL21
CD4 PD1 IL21

Ville, Poirier et al, J Am Soc Nephrol 2016
Poirier et al, Am J Transplant. 2015
Poirier et al, Science Transl Med 2010

MASSACHUSETTS GENERAL HOSPITAL
TRANSPLANT CENTER

Emerging Costimulation Blockade:  CD28 FR104 Rx promotes monkey heart allo - Tx survival Possibly synergistic when combined with  CD40 or  CD154 N=5 - 7 per group Rx stopped after d84 No viral illness (no Rx) Azimzadeh, Pierson, unpublished

CD2:  - loCD2 to replace  CD8 for tolerance induction in NHP Emerging Costimulation Blockade:  CD2 A D C B A. Engineered for NHP studies B. Suppressive in MLR C. Prolonged depletion of CD8 TEM, Relative sparing of CD4 N, CM D. Predominance of T regs

CD154 Tonix emphasizing transplantation (allo, xeno) for TNX - 1500 Phase 1 targeted for 2022 pending IND approval CD28 OSE/Veloxis in Phase 2 for kidney transplantation with FR104 “Encouraging so far…” CD2 Primatized  loCD2 effective in kidney tolerance model Siplizumab for human kidney tolerance: in progress (MGH) “Encouraging so far…” Emerging Costimulation Blockade Approaches

Thank you for your attention! Emerging Costimulation Blockade Approaches